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Exhibit 21.1

Entity Name	Domestic Jurisdiction
Administraciones Directas Interactive Especializadas, S.C.	Mexico
Anhydro (Hong Kong) Limited	Hong Kong
Anhydro China Co., Ltd.	China
Anhydro North America, Inc.	Delaware
APV (China) Co., Ltd.	China
APV Benelux B.V.	Netherlands
APV Benelux NV	Belgium
APV Hill and Mills (Malaysia) Sdn Bhd	Malaysia
APV Middle East Limited	Saudi Arabia
APV Overseas Holdings Limited	United Kingdom
Arrendadora Korco, S.A. de C.V.	Mexico
Balcke-Duerr Italiana, S.r.l.	Italy
Balcke-Dürr GmbH	Germany
Balcke-Dürr Polska Sp. Z o.o.	Poland
Ballantyne Company	Cayman Islands
Ballantyne Holding Company	Cayman Islands
Ballantyne Holdings LLC.	California
BDT Limited	India
Carnoustie Finance Limited	United Kingdom
Clyde Pumps India Pvt Limited	India
Clyde Pumps Limited	United Kingdom
Clyde Pumps, Inc.	Delaware
Clyde Union (France) S.A.S.	France
Clyde Union (Holdings) Limited	Scotland
Clyde Union (Holdings) S.á.r.l.	Luxembourg
Clyde Union (Indonesia) (Holdings) Limited	Scotland
Clyde Union (US) Inc.	Delaware
Clyde Union Canada Limited	Canada
Clyde Union China Holdings Limited	Scotland
Clyde Union DB Limited	United Kingdom
Clyde Union Inc.	Michigan
Clyde Union Limited	Scotland
Clyde Union Middle East LLC.	United Arab Emirates
Clyde Union Pumps Middle East FZE	United Arab Emirates
Clyde Union Pumps Technology (Beijing) Co. Limited	China
Clyde Union S.á.r.l.	Luxembourg
Clyde Union S.A.S.	France
Clyde Union South East Asia Pte. Ltd.	Singapore
DBT Technologies (Pty) Ltd.	South Africa
Delaney Holdings Co.	Delaware
Drysdale & Company Limited	Scotland
Fairbanks Morse Pump Corporation	Kansas
Fastighets AB Klädeshandlaren	Sweden
Flash Technology, LLC	Delaware
General Signal (China) Co., Ltd.	China
General Signal India Private Limited	India
General Signal Ireland B.V.	Netherlands
Genfare Holdings, LLC	Delaware
Girdlestone Pumps Limited	Scotland
GS Automation A/S	Denmark
Hangzhou Kayex Zheda Electromechanical Co., Ltd.	China
Heat Transfer Services Pte Ltd.	Singapore
Invensys Philippines, Inc.	Philippines
Johnson Pumps of America, Inc.	Delaware
Johnston Ballantyne Holdings Limited	United Kingdom
Jurubatech Technologia Automotiva Ltda.	Brazil

Entity Name	Domestic Jurisdiction
Kayex China Holdings, Inc.	Delaware
Kayex Holdings LLC.	Delaware
Kent-Moore Brasil Indústria e Comércio Ltda.	Brazil
Kiawah Holding Company	Cayman Islands
Mactek Pty Limited	Australia
Marley Canadian Inc.	Canada
Marley Cooling Tower (Holdings) Limited	United Kingdom
Marley Engineered Products (Shanghai) Co. Ltd.	China
Marley Engineered Products LLC.	Delaware
Marley Mexicana S.A. de C.V.	Mexico
Mather & Platt Machinery Limited	Scotland
MCT Services LLC.	Delaware
Medinah Holding Company	Cayman Islands
Medinah Holding GmbH	Germany
Merion Finance S.á.r.l.	Luxembourg
Muirfield Finance Ltd.	United Kingdom
Newlands Junior College Limited	Scotland
Oakmont Finance S.á.r.l.	Luxembourg
Pinehurst Holding Company	Cayman Islands
Radiodetection (Canada) Ltd.	Canada
Radiodetection (China) Limited	Hong Kong
Radiodetection Australia Pty Limited	Australia
Radiodetection B.V.	Netherlands
Radiodetection JV Sdn Bhd	Malaysia
Radiodetection Limited	United Kingdom
Radiodetection S.á.r.l.	France
Rathi Lightnin Mixers Private Limited	India
S & N International, L.L.C.	Delaware
S & N Pump Company	Texas
S & N Pump Middle East, LLC.	Texas
S&N Pump (Africa) Ltda	Angola
S&N Pump and Rewind Limited	United Kingdom
Seminole Holding Company	Cayman Islands
Shanghai SEC-SPX Engineering & Technologies Co., Ltd.	China
Shinnecock Holding Company	Cayman Islands
South Eastern Europe Services Limited	United Kingdom
SPX (China) Industrial Manufacturing Center Co., Ltd.	China
SPX (Guangzhou) Cooling Technologies Co., Ltd.	China
SPX (Shanghai) Flow Technology Co., Ltd.	China
SPX (Tianjin) Cooling Technologies Co. Ltd.	China
SPX Air Treatment Limited	United Kingdom
SPX Canada Co.	Canada
SPX Chile Limitada	Chile
SPX Clyde Luxembourg S.á.r.l.	Luxembourg
SPX Clyde UK Limited	United Kingdom
SPX Cooling Technologies (Beijing) Co. Ltd.	China
SPX Cooling Technologies (Zhangjiakou) Co. Ltd.	China
SPX Cooling Technologies Belgium SPRL.	Belgium
SPX Cooling Technologies Canada, Inc.	Canada
SPX Cooling Technologies France SAS	France
SPX Cooling Technologies GmbH	Germany
SPX Cooling Technologies Leipzig GmbH	Germany
SPX Cooling Technologies Malaysia Sdn Bhd	Malaysia
SPX Cooling Technologies Singapore Pte. Ltd.	Singapore
SPX Cooling Technologies UK Limited	United Kingdom
SPX Cooling Technologies, Inc.	Delaware
SPX Corporation (China) Co., Ltd.	China
SPX Corporation (Shanghai) Co., Ltd.	China

Entity Name	Domestic Jurisdiction
SPX Denmark Holdings ApS.	Denmark
SPX Europe Shared Services Limited	United Kingdom
SPX Flow Technology (India) Private Limited	India
SPX Flow Technology (Pty) Limited	South Africa
SPX Flow Technology (Thailand) Limited	Thailand
SPX Flow Technology Argentina S.A.	Argentina
SPX Flow Technology Assen B.V.	Netherlands
SPX Flow Technology Australia Pty Ltd.	Australia
SPX Flow Technology Belgium NV	Belgium
SPX Flow Technology Canada Inc.	Canada
SPX Flow Technology Copenhagen A/S	Denmark
SPX Flow Technology Crawley Limited	United Kingdom
SPX Flow Technology Danmark A/S	Denmark
SPX Flow Technology do Brasil Industria e Comercio Ltda.	Brazil
SPX Flow Technology Dublin Limited	Ireland
SPX Flow Technology Etten-Leur B.V.	Netherlands
SPX Flow Technology Finland Oy	Finland
SPX Flow Technology Hanse GmbH	Germany
SPX Flow Technology Hong Kong Limited	Hong Kong
SPX Flow Technology Hungary Kft. (SPX Flow Technology Hungary Mérnöki és Képviseleti Kft.)	Hungary
SPX Flow Technology Ibérica S.A.	Spain
SPX Flow Technology Italia S.p.A.	Italy
SPX Flow Technology Japan, Inc.	Japan
SPX Flow Technology Kerry Limited	Ireland
SPX Flow Technology Korea Co., Ltd.	South Korea
SPX Flow Technology Limited	United Kingdom
SPX Flow Technology London Limited	United Kingdom
SPX Flow Technology Mexico S.A. de C.V.	Mexico
SPX Flow Technology Moers GmbH	Germany
SPX Flow Technology New Zealand Limited	New Zealand
SPX Flow Technology Norderstedt GmbH	Germany
SPX Flow Technology Norway AS	Norway
SPX Flow Technology Poland sp. Z.o.o.	Poland
SPX Flow Technology Rosista GmbH	Germany
SPX Flow Technology s.r.o.	Czech Republic
SPX Flow Technology Santorso S.r.l.	Italy
SPX Flow Technology SAS	France
SPX Flow Technology Singapore Pte. Ltd.	Singapore
SPX Flow Technology Sweden AB	Sweden
SPX Flow Technology Systems, Inc.	Delaware
SPX Flow Technology Unna GmbH	Germany
SPX Flow Technology USA, Inc.	Delaware
SPX Flow Technology Warendorf GmbH	Germany
SPX France Holdings SAS	France
SPX Heat Transfer LLC.	Delaware
SPX Holding HK Limited	Hong Kong
SPX Holding Inc.	Connecticut
SPX India Private Limited	India
SPX Industrial Equipment Manufacturing (Suzhou) Co., Ltd.	China
SPX International (Thailand) Limited	Thailand
SPX International e.G.	Germany
SPX International Holding GmbH	Germany
SPX International Limited	United Kingdom
SPX International Management LLC.	Delaware
SPX Korea Co., Ltd.	Korea
SPX Latin America Corporation	Delaware
SPX Luxembourg Acquisition Company S.á.r.l.	Luxembourg
SPX Luxembourg Holding Company S.á.r.l.	Luxembourg

Entity Name	Domestic Jurisdiction
SPX Middle East FZE	United Arab Emirates
SPX Netherlands B.V.	Netherlands
SPX Pension Trust Company Limited	United Kingdom
SPX Precision Components LLC.	Delaware
SPX Process Equipment Pty Ltd.	Australia
SPX Rail Systems HK Limited	Hong Kong
SPX Receivables, LLC.	Delaware
SPX Russia Limited	Russia
SPX Servicos Industriais Ltda	Brazil
SPX Singapore Pte. Ltd.	Singapore
SPX Technologies (Pty) Ltd.	Republic of South Africa
SPX TPS HK Limited	Hong Kong
SPX Transformer Solutions, Inc.	Wisconsin
SPX U.L.M. GmbH	Germany
SPX UK Holding Limited	United Kingdom
TCI International, Inc.	Delaware
Technology for Communications International	California
The Harland Engineering Co. Limited	Scotland
The Marley Company LLC.	Delaware
The Marley-Wylain Company	Delaware
Tip Top Industrial Limited	Hong Kong
Tiros Sdn. Bhd.	Malaysia
Torque Tension Systems (Asia Pacfic) Pty Limited	Australia
Torque Tension Systems (SEA) SDN. BHD	Malaysia
Torque Tension Systems Limited	United Kingdom
TPS, LLC	Delaware
Trident Hydro Systems, L.P.	Texas
Turnberry Rubicon Limited	Scotland
Turnberry Rubicon, Limited Partnership	Scotland
U.D.I. Mauritius Limited	Mauritius
UD-RD Holding Company Limited.	United Kingdom
Union Pump Limited	United Kingdom
United Dominion Industries Corporation	Canada
Valhalla Holding Company	Cayman Islands
Vokes Limited	United Kingdom
Wuxi Balcke Durr Technologies Company, Ltd.	China
XCel Erectors, Inc.	Delaware

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  Exhibit 21.1